SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 14, 2003
(Date of earliest event reported)

REGENERON PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-19034 (Commission File Number)	13-3444607 (IRS Employer Identification No.)

777 Old Saw Mill River Road
Tarrytown, NY 10591-6707
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 347-7000

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
PRESS RELEASE

ITEM 5. OTHER EVENTS

          On April 14, 2003, the Company issued a press release announcing the results of its Phase II trial evaluating AXOKINE® for weight loss in overweight and obese people with type 2 diabetes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

99a	Press Release dated April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

	By:	/s/ Stuart Kolinski

Name: Stuart Kolinski Title: Vice President & General Counsel
Date: April 16, 2003